Exhibit 99.1

PHOENIX BIOTECH ACQUISITION CORP.
2201 Broadway, Suite 705
Oakland, CA 94612

SUPPLEMENT TO

PROXY STATEMENT DATED JUNE 15, 2023

FOR THE SPECIAL MEETING

OF THE STOCKHOLDERS OF

PHOENIX BIOTECH ACQUISITION CORP.

Dear Phoenix Biotech Acquisition Corp. stockholder:

You have previously received definitive proxy materials dated June 15, 2023 (the “Proxy Statement”) in connection with the special meeting of the stockholders of Phoenix Biotech Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held virtually on  July 5, 2023, at 11:00 a.m. Eastern Time, via live webcast at www.cstproxy.com/phoenixbiotech/2023 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The purpose of this document (the “Proxy Supplement”) is to supplement the Proxy Statement with certain new and/or revised information as follows:

Change in Terms for Extension. Phoenix Biotech Sponsor LLC (the “Sponsor”) has decided to cause to be deposited into the trust account in connection with each one-month extension $0.03 for each public share that is not redeemed in connection with the Special Meeting, for an aggregate deposit of up to $0.18 for each public share that is not redeemed in connection with the Special Meeting.

Postponement of Special Meeting and Extension of Redemption Deadline. Due to the changes described above, the Company has decided to postpone the Special Meeting to July 7, 2023 at 11:00 a.m. Eastern time. Shareholders will have until July 6, 2023 (the business day prior to the meeting) to submit a proxy or to revoke a previously-given proxy.

The deadline for redemption of public shares has been extended to 5:00 p.m. Eastern time on July 5, 2023 (two business days prior to the meeting date).

Redemption requests may be withdrawn until July 7, 2023 at 11:00 a.m. Eastern Time (the meeting time).

The disclosures in this proxy supplement should be read in conjunction with, the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Amendment Proposal or Trust Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

The Company, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Extension. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests are contained in the Proxy Statement.

Additional Information and Where To Find It

On June 15, 2023, the Company filed the Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Phoenix Biotech Acquisition Corp. at 2201 Broadway, Suite 705, Oakland, CA 94612.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Special Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Except as set forth herein, all other information in the Proxy Statement remains unchanged. If you have previously-submitted a proxy or tendered your shares for redemption in accordance with the procedures set forth in the Proxy Statement and you do not wish to make any changes, you do not need to do anything further.

This Proxy Supplement is dated July 3, 2023